EXHIBIT 23(b)



                            CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 1991 in the Registration Statement (Form S-3 No. 33-72330) and related Prospectus of HUBCO, Inc. for the registration of 2,236,111 shares of its common stock.



                                        /s/ Ernst & Young
                                        ----------------------
                                        ERNST & YOUNG


MetroPark, New Jersey
February 18, 1994